                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A-1


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      DECEMBER 29, 1995



                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                       0-16217                     33-0041789
    --------                      ----------                   ----------
 (State or other             (Commission File No.)            (IRS Employer
 jurisdiction of                                            Identification No.)
  Incorporation)

                         4710 BELLAIRE BLVD., SUITE 301
                         ------------------------------
                               BELLAIRE, TX 77401
                               ------------------
                    (Address of principal executive office)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:               713-662-2699
                                                                  ------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                                  FORM 8-K/A-1


            General Explanation
            -------------------
            The purpose of this Report is to amend the contents of North American Technologies Group, Inc.'s (the "Company") Form 8-K filed on or about January 12, 1996. The Form 8-K previously filed reported the acquisition by the Company on December 29, 1995 of substantially all the assets of GAIA Holdings, Inc., a Delaware corporation formerly known as GAIA Technologies, Inc. ("GAIA Holdings") and two of its affiliates (see also Description of the Transaction below). On January 12, 1996 the interim financial statements and the proforma financial information were being prepared by the Company. They are submitted herewith.

ITEM 7(A):  INTERIM FINANCIAL STATEMENTS

            The following interim financial statements of GAIA Holdings, Inc., formerly known as GAIA Technologies, Inc., are presented:

            Balance Sheet as of September 30, 1995 (Unaudited)         Page 4
            Statements of  Loss for the Nine Months ended
              September 30, 1995 and 1994 (Unaudited)                  Page 6
            Statements of Cash Flows for the Nine Months ended
              September 30, 1995 and 1994 (Unaudited)                  Page 7


ITEM 7(B):  PROFORMA FINANCIAL INFORMATION

            Description of the Transaction
            ------------------------------
            On December 29, 1995, GAIA Technologies, Inc. ("Sub"), a Texas corporation and wholly-owned subsidiary of the Company, acquired substantially all of the assets of GAIA Holdings and two of its affiliates, Thor Ventures, L.C., a Texas limited liability company and Thor Industries, Inc., a Texas corporation (collectively with GAIA Holdings the "Seller"). The acquired assets (the "Assets") consist of a number of patented and proprietary technologies and other business assets relating to the use of recycled rubber and plastics for the manufacture and distribution of porous pipe, synthetic construction materials and certain other products with advanced structural properties.

            The consideration paid included (i) the issuance of 1,666,667 shares of Company common stock, (ii) payment of $305,500 in cash, (iii) the issuance of a 90-day promissory note by the Company and Sub in the principal amount of $1,050,000 ("the 90-Day Note"), and (iv) forgiveness of certain debt obligations, including interest thereon, owed by Seller to the Company of approximately $1,881,400.

            The 90-Day Note bears interest at twelve percent per annum and is secured by a lien on and security interest in all of the Assets. Interest payments on the 90-Day Note are due and payable monthly, and the entire principal thereof and all accrued and unpaid interest thereon is due and payable in full on March 28, 1996.

            Thor Ventures, L.C. and Thor Industries, Inc. had no significant prior operating activity and owned certain recently purchased equipment included in the assets acquired. For presentation of this Report, the total consideration paid for all the assets acquired are included in the proforma financial information as if purchased from GAIA Holdings, Inc. in order to give a complete assessment of the purchase transaction.

            Approximately $500,000 of the purchase price for the Assets relates to recently installed equipment to be used to manufacture air-conditioner base pads, a new product of GAIA's with the first shipments to customers expected in January 1996. The historical sales for GAIA do not reflect any revenues from this product, nor have any such revenues been estimated in the proforma financial information.

            Entities Involved
            -----------------
            North American Technologies Group, Inc., a Delaware corporation. GAIA Technologies, Inc., a Texas corporation and newly formed subsidiary of the Company.
            GAIA Holdings, Inc., a Delaware corporation formerly known as GAIA
                Technologies, Inc.

            Periods Presented for the Proforma Information
            ----------------------------------------------
            The transaction was accounted for using the purchase method of accounting, and as such the following proforma information is presented:

            Proforma Balance Sheet as of September 30, 1995          Page 8
            Proforma Statements of Operations:
            For the Nine Months ended September 30, 1995             Page 9
            For the Year ended December 31, 1994                     Page 10

ITEM 7(C):  EXHIBITS

            3.0    Certificate of Designation relating to Series D Convertible
                   Preferred Stock                                   Page 12

                                                         GAIA Technologies, Inc.

                                                                   Balance Sheet
                                                                     (Unaudited)

-----------------------------------------------------------------
                                                    September 30,
                                                            1995
-----------------------------------------------------------------
Assets

Current
  Cash                                                $    974
  Accounts receivable, less allowance for doubtful
    accounts of $22,149                                 64,740
  Inventories                                           53,842
  Prepaid expenses and other                             9,004
------------------------------------------------------------------

Total current assets                                   128,560

Note receivable, less allowance for doubtful
  collection of $12,603                                 12,602

Property and equipment, less accumulated
  depreciation of $191,240                             225,391

Organization costs, less accumulated
  amortization of $57,936                               10,814

Patents and trademarks, less accumulated
  amortization of $31,580                               19,290
------------------------------------------------------------------
                                                      $396,657
------------------------------------------------------------------

                                                         GAIA Technologies, Inc.

                                                                   Balance Sheet
                                                                     (Unaudited)

--------------------------------------------------------------------------
                                                            September 30,
                                                                     1995
--------------------------------------------------------------------------
Liabilities and Capital Deficit

Current Liabilities
  Notes payable                                                $1,754,908
  Bank overdraft                                                   36,430
  Accounts payable:
    Trade                                                         191,226
    Stockholders                                                  232,935
  Accrued expenses:
    Payroll taxes                                                 225,287
    Other                                                         131,767
--------------------------------------------------------------------------
Total current liabilities                                       2,572,553

Long-term Debt                                                    500,000

Investment in joint venture                                       319,298
--------------------------------------------------------------------------
Total liabilities                                               3,391,851
--------------------------------------------------------------------------
Redeemable Preferred Stock                                        349,981
--------------------------------------------------------------------------
Commitments and Contingencies
--------------------------------------------------------------------------
Capital Deficit
 Common stock                                                   2,195,245
 Deficit                                                       (5,540,420)
--------------------------------------------------------------------------
Total capital deficit                                          (3,345,175)
--------------------------------------------------------------------------
                                                                  $396,657
--------------------------------------------------------------------------

                                                         GAIA Technologies, Inc.

                                                              Statements of Loss
                                                                     (Unaudited)

-------------------------------------------------------------------------
Nine Months Ended September 30,                        1995        1994
-------------------------------------------------------------------------
Net Sales                                          $193,845    $404,762

Cost of Sales                                       117,099     407,663
-------------------------------------------------------------------------
Gross Profit (Loss)                                  76,746      (2,901)

Operating Expenses                                  479,776     893,790
-------------------------------------------------------------------------
Operating Loss                                     (403,030)   (896,691)
-------------------------------------------------------------------------
Other Income (Expense):
  Loss in equity investment                        (187,036)    (99,196)
  Loss on sale of property and equipment                  -     (25,417)
  Interest expense                                  (66,148)   (116,632)
  Other                                              40,730     144,202
-------------------------------------------------------------------------
Total Other Expense, net                           (212,454)    (97,043)
-------------------------------------------------------------------------
Net Loss                                          $(615,484)  $(993,734)
-------------------------------------------------------------------------
Weighted Average Number of
 Common Shares Outstanding                           85,689      72,855
-------------------------------------------------------------------------
Loss Per Share                                       $(7.18)    $(13.64)
-------------------------------------------------------------------------

                                                         GAIA Technologies, Inc.

                                                        Statements of Cash Flows
                                                                     (Unaudited)

--------------------------------------------------------------------------

                          Increase (Decrease) in Cash

Nine Months Ended September 30,                          1995        1994
--------------------------------------------------------------------------

Cash Flows from Operating Activities:
  Net loss                                          $(615,484)  $(993,734)
  Adjustments to reconcile net loss
   to net cash used in operating
     activities:
       Loss in equity investment                      187,036      99,196
       Depreciation and amortization                   30,205      84,982
       Bad debt expense                                     -     105,564
       Loss on sale of property and equipment               -      25,417
       Changes in assets and liabilities:
         Accounts receivable                          (53,423)    (50,614)
         Inventories                                   45,214     111,886
         Prepaid expenses and others                   (7,004)     36,192
         Accounts payable                             179,084     163,395
         Accrued expenses                            (206,755)     51,265
 --------------------------------------------------------------------------
Net cash used in operating activities                (441,127)   (366,451)
--------------------------------------------------------------------------
Cash Flows from Investing Activities:
   Proceeds from sale of fixed assets                   1,900      55,038
--------------------------------------------------------------------------
Cash Flows From Financing Activities:
  Proceeds from notes payable and long-term debt      418,929     233,254
  Proceeds from sale of common stock                        -      50,000
--------------------------------------------------------------------------
Net cash provided by financing activities             418,929     283,254
--------------------------------------------------------------------------
Net decrease in cash                                  (20,298)    (28,159)
Cash, at beginning of period                           21,272      30,513
--------------------------------------------------------------------------
Cash, at end of year of period                      $     974   $   2,354
--------------------------------------------------------------------------

                                         NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                                                          PROFORMA BALANCE SHEET
                                                              SEPTEMBER 30, 1995


------------------------------------------------------------------------------------------------------------------
                                     North American
                                       Technologies
                                        Group, Inc.
                                          Unaudited                 Adjustments dr (Cr)                      Proforma
                                 September 30, 1995          #1             #2               #3    September 30, 1995
-----------------------------------------------------------------------------------------------------------------------
Cash                                      1,837,641    (512,793)      (305,500)                            1,019,348
Accounts receivable                         755,113                                      17,412              772,525
Inventory                                   188,497                                      65,158              253,655
Accrued interest receivable                 216,218      53,600        (53,600)                              216,218
Note Receivable                             572,313                                                          572,313
Prepaids and other current assets           213,719                                                          213,719
-----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS                            3,783,501    (459,193)      (359,100)          82,570            3,047,778

Notes Receivable                          3,680,421     512,793     (1,851,386)                            2,341,828
Property and equipment, net                 504,152                                     856,500            1,360,652
Investment in joint venture                 192,494                                                          192,494
Goodwill and other intangibles              792,530                                   3,082,426            3,874,956
Other assets                                289,890                   (111,010)                              178,880
Investment in GAIA                                                   4,021,496       (4,021,496)                   0
-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              9,242,988       53,600     1,700,000                0           10,996,588
-----------------------------------------------------------------------------------------------------------------------
Current portion LTD                         411,332                                                          411,332
Accounts payable                            581,525                   (150,000)                              731,525
Accrued expenses                            762,472                                                          762,472
Note payable to officer                     120,308                                                          120,308
Note payable to Seller                                              (1,050,000)                            1,050,000
-----------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES                       1,875,637            0    (1,200,000)               0            3,075,637

Long term debt, net                       3,257,406                                                        3,257,406
Minority interest                            16,488                                                           16,488

Common stock                                 22,056                     (1,667)                               23,723
Additional Paid in Capital               19,726,897                   (498,333)                           20,225,230
Retained deficit                        (15,495,040)     (53,600)                                        (15,441,440)
Treasury shares                             (16,488)                                                         (16,488)
Notes receivable-stock                     (143,968)                                                        (143,968)
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY                9,242,988      (53,600)   (1,700,000)               0           10,996,588
-----------------------------------------------------------------------------------------------------------------------

ADJUSTMENTS:
1. To record cash expended for equipment and working capital after 9/30/95 but prior to closing.
2. To record consideration given for assets acquired.
3. To record the allocation of purchase price to assets acquired.

                                         NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                                                     PROFORMA STATEMENTS OF LOSS
                                            NINE MONTHS ENDED SEPTEMBER 30, 1995


-------------------------------------------------------------------------------------------------------------------------------
                                                                 Nine Months ended September 30, 1995
-------------------------------------------------------------------------------------------------------------------------------
                                     North American
                                       Technologies
                                        Group, Inc.    GAIA Holdings                      Adjustments
                                          Unaudited        Unaudited                 #1                 #2           Proforma
--------------------------------------------------------------------------------------------------------------------------------
Revenues                                  1,981,620          193,845                                                2,175,465
Costs of services rendered                1,273,103          117,099                                                1,390,202
--------------------------------------------------------------------------------------------------------------------------------
Gross margin                                708,517           76,746                                                  785,263

Research and development                    524,540                                                                   524,540
Selling, general and administrative       3,223,369          479,776            (67,675)            206,250         3,841,720
--------------------------------------------------------------------------------------------------------------------------------
                                          3,747,909          479,776            (67,675)            206,250         4,366,260
--------------------------------------------------------------------------------------------------------------------------------
Operating Loss                           (3,039,392)        (403,030)            67,675            (206,250)       (3,580,997)

Other income (expense)
Interest income                             245,530                                                                   245,530
Interest expense                            (74,537)         (66,148)            66,148             (94,500)         (169,037)
Equity in net of joint venture             (176,892)                                                                 (176,892)
Minority interest in net (income) of
  subsidiary                                 (5,432)                                                                   (5,432)
Loss in equity investment                                   (187,036)           187,036                                     0
Other                                        10,257           40,730                                                   50,987
--------------------------------------------------------------------------------------------------------------------------------
                                             (1,074)        (212,454)           253,184             (94,500)          (54,844)
--------------------------------------------------------------------------------------------------------------------------------
Loss from continuing operations          (3,040,466)        (615,484)           320,859            (300,750)       (3,635,841)
--------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENTS:
1. To (a) remove depreciation, amortization and interest expense in total since amounts relating to the assets purchased are recorded in Adjustment 2, and
   (b) to remove legal, penalties and other expense associated with liabilities not assumed.
2. To record depreciation and amortization on the assets acquired, and interest on the Seller note as if it were outstanding during the period.

                                         NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                                                     PROFORMA STATEMENTS OF LOSS
                                           TWELVE MONTHS ENDED DECEMBER 31, 1994


-------------------------------------------------------------------------------------------------------------------------------
                                                          Twelve Months ended December 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
                                     North American
                                       Technologies
                                        Group, Inc.    GAIA Holdings                      Adjustments
                                            Audited          Audited                 #1                 #2           Proforma
--------------------------------------------------------------------------------------------------------------------------------
Revenues                                  1,945,697          416,262                                                2,361,959
Costs of services rendered                1,317,171          408,293                                                1,725,464
--------------------------------------------------------------------------------------------------------------------------------
Gross margin                                628,526            7,969                                                  636,495

Research and development                  1,506,073                                                                 1,506,073
Selling, general and administrative       3,078,743        1,015,197           (190,429)            275,000         4,178,511
--------------------------------------------------------------------------------------------------------------------------------
                                          4,584,816        1,015,197           (190,429)            275,000         5,684,584
--------------------------------------------------------------------------------------------------------------------------------
Operating Loss                           (3,956,290)      (1,007,228)           190,429            (275,000)       (5,048,089)

Other income (expense)
Investment income                           512,312                                                                   512,312
Interest income                             112,897                                                                   112,897
Interest expense                           (121,986)        (157,243)           157,243            (126,000)         (247,986)
Minority interest in net (income) of
  subsidiary                                (22,532)                                                                  (22,532)
Equity in net income of affiliate            50,000                                                                    50,000
Loss on write-off of investment            (600,000)                                                                 (600,000)
Loss on abandonment of mining properties   (794,314)                                                                 (794,314)
Loss in equity investment                                   (132,262)           132,262                                     0
Loss on sale of property and equipment                       (25,417)            25,417                                     0
Other                                                        148,414                                                  148,414
--------------------------------------------------------------------------------------------------------------------------------
                                           (863,623)        (166,508)           314,922            (126,000)         (841,209)
--------------------------------------------------------------------------------------------------------------------------------
Loss from continuing operations          (4,819,913)      (1,173,736)           505,351            (401,000)       (5,889,298)
--------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENTS:
1. To (a) remove depreciation, amortization and interest expense in total since amounts relating to the assets purchased are recorded in Adjustment 2, and
   (b) to remove legal, penalties and other expense associated with liabilities not assumed.
2. To record depreciation and amortization on the assets acquired, and interest on the Seller note as if it was outstanding all year.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       North American Technologies Group, Inc.


Date: January 31, 1995                 /s/ Judith Knight Shields
                                       ---------------------------------------
                                       Judith Knight Shields
                                       Chief Financial Officer and
                                       Chief Accounting Officer

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                            EXHIBIT TO FORM 8-K/A-1


EXHIBIT NO.    DESCRIPTION

   3.0         Certificate of Designation relating to Series D Convertible
               Preferred Stock